UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2015

CATHAY GENERAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	1-18630	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California	90012
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (213) 625-4700

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS.
At a special meeting of shareholders of Asia Bancshares, Inc. ("Asia Bancshares") held on July 17, 2015, shareholders of Asia Bancshares approved the pending merger between Cathay General Bancorp (the "Company") and Asia Bancshares (the "Merger") pursuant to which Asia Bancshares will merge with and into the Company.  On July 16, 2015, the Company received the final bank regulatory approval required to complete the Merger.  The Company currently anticipates completing the Merger on July 31, 2015, subject to the satisfaction of remaining closing conditions.
FORWARD-LOOKING STATEMENTS AND OTHER NOTICES
Statements made in this press release, other than statements of historical fact, are forward-looking statements within the meaning of the applicable provisions of the Private Securities Litigation Reform Act of 1995 regarding management's beliefs, projections, and assumptions concerning future results and events. These forward-looking statements may include, but are not limited to, such words as "aims," "anticipates," "believes," "can," "continue," "could," "estimates," "expects," "hopes," "intends," "may," "plans," "projects," "predicts," "potential," "possible," "optimistic," "seeks," "shall," "should," "will," and variations of these words and similar expressions. Forward-looking statements are based on estimates, beliefs, projections, and assumptions of management and are not guarantees of future performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. Such risks and uncertainties and other factors include, but are not limited to, our pending merger with Asia Bancshares, Inc., including the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of Asia Bancshares' operations with those of the Company will be materially delayed or will be more costly or difficult than expected; the inability to close the merger in a timely manner; diversion of management's attention from ongoing business operations and opportunities; the failure to satisfy other conditions to completion of the merger; the failure of the proposed merger to close for any other reason; the challenges of integrating and retaining key employees; the effect of the announcement of the merger on the Company's, Asia Bancshares' or the combined company's respective customer relationships and operating results; and the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events.
These and other factors are further described in Cathay General Bancorp's Annual Report on Form 10-K for the year ended December 31, 2014 (Item 1A in particular), other reports filed with the Securities and Exchange Commission ("SEC"), and other filings Cathay General Bancorp makes with the SEC from time to time. Actual results in any future period may also vary from the past results discussed in this press release. Given these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements, which speak to the date of this press release. Cathay General Bancorp has no intention and undertakes no obligation to update any forward-looking statement or to publicly announce any revision of any forward-looking statement to reflect future developments or events, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2015	CATHY GENERAL BANCORP

By: /s/ Heng W. Chen
Heng W. Chen
Executive Vice President and Chief
Financial Officer